UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2014

PROFIRE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36378	20-0019425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 South 1250 West, Suite 1, Lindon, Utah
(Address of principal executive offices)

84042
(Zip code)

(801) 796-5127
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2014, at the annual general meeting of shareholders of Profire Energy, Inc. (the “Company”), shareholders approved the adoption of the Company’s 2014 Equity Incentive Plan, which had previously been approved by the Company’s Board of Directors, subject to stockholder approval. A description of the Company’s 2014 Equity Incentive Plan is set forth in the Company’s 2014 Proxy Statement filed with the Securities and Exchange Commission on August 21, 2014 under the caption “Proposal Two – Approval and Ratification of The 2014 Equity Incentive Plan”, and is incorporated herein by reference. The description of the Company’s 2014 Equity Incentive Plan is qualified in its entirety by reference to the full text of such plan, which was attached to the Company’s 2014 Proxy Statement as Appendix B and is incorporated herein by reference.

Item 5.07 Submission of Matters to Vote of Security Holders

The Company held its annual Shareholder Meeting (the “Meeting”) on September 18, 2014 in Lindon, Utah.  Of the 52,596,063 total shares of common stock of the Company that were issued and outstanding on August 15, 2014, the record date for the Meeting, 43,903,942 shares, constituting 83.5% of the total outstanding shares, were represented in person or by proxy at the Meeting.
The matters voted on and the results of the votes were as follows:

1. The shareholders elected seven directors to the Company’s board of directors for the ensuing year and until their successors are elected and qualified.  The votes regarding this proposal were as follows:

Nominee	FOR	WITHHOLD
Brenton W. Hatch	35,663,352	259,020
Harold Albert	35,663,544	258,828
Andrew W. Limpert	35,472,067	450,305
Arlen B. Crouch	35,652,714	269,658
Stephen E. Pirnat	35,730,122	192,250
Daren J. Shaw	35,656,059	266,313
Ronald R. Spoehel	35,656,059	266,313

2.  The shareholders approved and ratified the 2014 Equity Incentive Plan.  The votes regarding this proposal were as follows:

2014 Equity Incentive Plan	FOR	AGAINST	ABSTAIN
	35,575,301	330,456	15,615

3. The shareholders voted to approve executive compensation on an advisory (non-binding) basis.

Approve Executive Compensation	FOR	AGAINST	ABSTAIN
	35,688,585	209,512	23,275

4.  The shareholders ratified the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the 2014 fiscal year.  The votes regarding this proposal were as followed:

Auditor	FOR	AGAINST	ABSTAIN
Sadler, Gibb & Associates	43,698,981	164,473	40,488

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFIRE ENERGY, INC.

Date: September 24, 2014	By:	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer